 Eaton Vance Global Equity Income Fund

Summary Prospectus | March 1, 2026

Share Class and Ticker Symbols
Class A	Class C	Class I
EADIX	ECDIX	EIDIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to  http://www.eatonvance.com/funddocuments, email a request to contacteatonvance@morganstanley.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to achieve after-tax total return for its shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance  funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund’s Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of the Fund’s Prospectus and page 20  of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None[1]	1.00%	None
1	Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.12%	0.13%	0.12%
Total Annual Fund Operating Expenses	1.16%	1.92%	0.91%

Eaton Vance Global Equity Income Fund   |  Fund Summary

Eaton Vance Global Equity Income Fund (Con’t)

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A shares	$637	$874	$1,130	$1,860
Class C shares	$295	$603	$1,037	$2,046
Class I shares	$93	$290	$504	$1,120

If you HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A shares	$637	$874	$1,130	$1,860
Class C shares	$195	$603	$1,037	$2,046
Class I shares	$93	$290	$504	$1,120

Portfolio Turnover

The  Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102%  of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to invest primarily in common stocks and, in the investment adviser’s discretion, preferred stocks of U.S. and foreign companies that pay dividends that qualify for federal income taxation at long-term capital gain rates (“tax-favored dividends”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common and preferred stocks (the “80% policy”). The Fund’s return is expected to consist primarily of tax-favored dividend income, although it will also seek capital appreciation. Under normal market conditions, the Fund will invest (i) at least 30% of its net assets in securities issued by issuers located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). An issuer will be considered to be located outside of the United States if it is domiciled, derives a significant portion of its revenue from, or its primary trading venue is outside of the United States. The Fund may purchase securities that trade in the form of depositary receipts, such as American Depositary Receipts, which are either sponsored or unsponsored. The Fund may at times invest 25% or more of its total assets in each of the utilities and financial services sectors. The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund may also invest in publicly traded real estate investment trusts (“REITs”) and may lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge against fluctuations in currency exchange rates through the use of forward foreign currency exchange contracts and to seek to gain or limit exposure to certain markets through the use of futures contracts on securities indices, particularly in connection with engaging in the dividend capture trading strategy. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; interest rate swaps; equity collars and equity swap agreements; and credit derivatives including credit default swaps, total return swaps and credit options. The Fund can engage in credit derivative transactions to an unlimited extent for hedging purposes. Credit derivatives may also be used for non-hedging purposes provided that the notional value of such derivative investments does not exceed 5% of the value of preferred stocks and fixed-income securities held by the Fund. Except as required by applicable regulation, there are no other stated limits on the Fund’s use of derivatives for such purposes.

In selecting securities, the Fund invests primarily in dividend-paying common stocks, and in the portfolio managers’ discretion, preferred stocks of U.S. and foreign companies that management believes may produce attractive levels of tax-favored dividend income and that are, in the opinion of the portfolio managers, undervalued or inexpensive relative to other similar investments. For its investments in common stocks, the Fund also seeks to invest in securities that the portfolio managers believe have the potential for growth of income and/or capital appreciation over time. For its investments in preferred stocks and fixed-income securities, the Fund will also take into consideration the interest rate sensitivity of the investments. The portfolio managers have broad discretion to allocate the Fund’s investments between common and preferred stocks and may at times choose not to allocate any assets to

Eaton Vance Global Equity Income Fund |   Fund Summary

Eaton Vance Global Equity Income Fund (Con’t)

preferred stocks. In addition to investing in stocks that pay tax-favored dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates. The Fund may seek to enhance the level of tax-favored dividend income it receives by engaging in dividend capture trading. In a typical dividend capture trade, the Fund would buy a stock prior to its ex-dividend date and sell the stock at a point either on or after the ex-dividend date.

Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains. The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains). Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s and sub-adviser’s research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects and tax treatment of a company’s dividends, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of the company’s net value. The portfolio managers may sell a security when the investment adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options. In addition, the buy and sell decisions for preferred stocks and other hybrid securities are also affected to a larger degree by the structure and features of the securities and the current and expected interest rate environment. The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by conducting an analysis of the risk and return characteristics of securities (as described above) in which the Fund invests. When deemed by the investment adviser and sub-adviser to be relevant to its evaluation of a company’s financial performance and when applicable information is available, the investment adviser and sub-adviser consider financially material environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer or long-term stock price performance of a company. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio. The investment adviser and sub-adviser do not exclude any company, industry or sector from consideration based on ESG criteria.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Tax-Managed Investing Risk. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and,

Eaton Vance Global Equity Income Fund   |  Fund Summary

Eaton Vance Global Equity Income Fund (Con’t)

as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments, including the political and economic risks of the underlying issuer’s country and, in the case of depositary receipts traded on foreign markets, currency risk.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the  U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Focused Investment Risk. To the extent the Fund has substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s performance will be more susceptible to any single economic, market, political, or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries, country, region, group of countries, assets class, or sector than a fund that invests more broadly.

Sector Risk. Because the Fund may, under certain market conditions, invest a significant portion of its assets in one or more sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Information Technology Sector Risk. The value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not concentrate in companies in the information technology sector.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities. In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks and other hybrid securities and fixed-income securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Dividend Capture Trading Risk. The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to

Eaton Vance Global Equity Income Fund |   Fund Summary

Eaton Vance Global Equity Income Fund (Con’t)

wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s  counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs  must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Financials Sector Risk. To the extent the Fund invests a substantial portion of its assets in the financials sector, factors that have an adverse impact on this sector may have a disproportionate impact on the Fund’s performance. The financials sector can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the financials sector.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund also may lose rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases or if the value of any investments made with cash collateral declines.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Eaton Vance Global Equity Income Fund   |  Fund Summary

Eaton Vance Global Equity Income Fund (Con’t)

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period shown in the bar chart above:

High Quarter	June 30, 2020	19.26%
Low Quarter	March 31, 2020	-22.27%

Average Annual Total Return (for the calendar periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class A Return Before Taxes	17.44%	9.79%	9.76%
Class A Return After Taxes on Distributions	16.24%	8.47%	8.68%
Class A Return After Taxes on Distributions and Sale of Class A Shares	11.02%	7.42%	7.70%
Class C Return Before Taxes	21.98%	10.16%	9.69%
Class I Return Before Taxes	24.22%	11.26%	10.63%
MSCI World Index (reflects net dividends, which reflect the deduction of withholding taxes)	21.09%	12.14%	12.16%

These returns reflect the maximum current sales charge for Class A (5.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase. Investors cannot invest directly in an Index.

Source for  MSCI World Index: MSCI. MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

After-tax returns are calculated using the highest historical individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Global Equity Income Fund |   Fund Summary

Eaton Vance Global Equity Income Fund (Con’t)

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Managers

Name	Title	Date Began Managing Fund
Christopher Dyer, CFA	Managing Director of Morgan Stanley and of EVAIL and Co-Head of Global Equity for the Morgan Stanley organization	September 2015
Derek J.V. DiGregorio	Executive Director of Morgan Stanley and Vice President of Eaton Vance	July 2021

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 534439, Pittsburgh, PA 15253-4439, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $1,000,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

© 2026 Eaton Vance Management	4347 3.1.26